SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. 2)

Filed by the Registrant ☒

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☒	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CLICKABLE ENTERPRISES, INC.
(Name of Registrant as Specified In Its Charter)

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CLICKABLE ENTERPRISES, INC.
Two Madison Avenue
Larchmont, New York 10538

Notice of Annual Meeting of Stockholders
To be held November 28, 2007

Dear Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of Clickable Enterprises, Inc. (the “Company”) that will be held on Wednesday, November 28, 2007 at 10:00 a.m. (local time), at the offices of Eckert Seamans Cherin & Mellott, 2 Liberty Place, 50 S. 16th Street, 22nd Floor, Philadelphia, Pennsylvania 19102 for the following purposes, as set forth in the accompanying proxy statement:

1.	To elect three directors.

2.	To approve an amendment to our Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock from 500,000,000 to 1,000,000,000.

3.	To approve a one-for-one hundred (1:100) reverse stock split of our common stock.

4.	To ratify the appointment of Simontacchi & Company, LLP as independent public accountants for the Company for the year ending March 31, 2008.

5.	To transact such other business as may properly come before the meeting and any adjournments or postponements thereof.

The Board of Directors has established the close of business on October 22, 2007, as the record date for the determination of stockholders entitled to receive notice of and to vote at the annual meeting and any adjournment or postponement thereof.

YOU ARE URGED TO REVIEW CAREFULLY THE ACCOMPANYING PROXY STATEMENT AND TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

Your proxy may be revoked by you at any time before it has been voted. You are cordially invited to attend the annual meeting in person if it is convenient for you to do so.

By order of the Board of Directors,

David Rodgers
Secretary

October 29, 2007

Clickable Enterprises, Inc.
Proxy Statement

General Information

This proxy statement is provided to the stockholders of Clickable Enterprises, Inc. (the “Company”) in connection with the solicitation by the Board of Directors of the Company of proxies for use at the Annual Meeting of Stockholders of the Company to be held on Wednesday, November 28, 2007 at 10:00 a.m. (local time), at the offices of Eckert Seamans Cherin & Mellott, 2 Liberty Place, 50 S. 16th Street, 22nd Floor, Philadelphia, Pennsylvania 19102, and any adjournments or postponements thereof. A form of proxy is enclosed for use at the annual meeting. Proxies properly executed and returned in a timely manner will be voted at the annual meeting in accordance with the directions specified therein. If no direction is indicated, they will be voted (i) FOR the election of the nominees named herein as directors, (ii) FOR the approval of an amendment to our Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to increase the authorized shares of common stock from 500,000,000 to 1,000,000,000, (iii) FOR the approval of a one-for-one hundred (1:100) reverse stock split of our common stock, (iv) FOR the ratification of the appointment of Simontacchi & Company, LLP as the Company’s independent public accountants and (v) on other matters presented for a vote, in accordance with the judgment of the persons acting under the proxies. The persons named as proxies were selected by the Board of Directors and are presently members of executive management of the Company.

The Company's executive offices are located at Two Madison Avenue, Larchmont, New York 10538, and its telephone number is (914) 699-5190. Proxy materials are first being mailed to stockholders beginning on or about October 29, 2007.

Shares Outstanding, Voting Rights and Vote Required

Only stockholders of record at the close of business on October 22, 2007 are entitled to vote at the annual meeting. The only class of voting stock of the Company outstanding and entitled to vote at the annual meeting is its common stock, par value $.001 per share, of which 481,194,033 shares were outstanding as of the close of business on October 22, 2007. Each share of common stock issued and outstanding is entitled to one vote on matters properly submitted at the annual meeting.

The presence, in person or by proxy, of the holders of shares of common stock entitled to cast a majority of the votes on the matters to be presented at the annual meeting is necessary to constitute a quorum for the transaction of business at the annual meeting. Abstentions and properly executed broker non-votes are counted for purposes of determining the presence or absence of a quorum. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Abstentions are counted in tabulating votes cast on proposals presented to stockholders, whereas broker non-votes are not. Votes cast in person or by proxy at the annual meeting will be tabulated by the election inspector appointed for the meeting.

Directors will be elected by a plurality of the votes of the shares present or represented by proxy at the annual meeting and entitled to vote on the election of directors. That is, the three nominees receiving the greatest number of votes will be elected. If a quorum is present, abstentions and broker non-votes will have no effect on the voting for the election of directors. Approval of (i) an amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock from 500,000,000 to 1,000,000,000, (ii) a one-for-one hundred (1:100) reverse stock split of our common stock, and (iii) the ratification of the appointment of independent public accountants for the year ending March 31, 2008 requires the affirmative vote of a majority of the votes cast in person or by proxy at the annual meeting. If a quorum is present, broker non-votes will have no effect on the voting for the ratification of the appointment of independent public accountants, but abstentions will have the effect of a negative vote.

Stockholders of record voting by proxy may revoke that proxy at any time before it is voted at the annual meeting by delivering written notice to the Secretary of the Company before the vote is taken at the annual meeting, by delivering a proxy bearing a later date before the vote is taken at the annual meeting or by attending the annual meeting in person and casting a ballot contrary to the previously granted proxy. Stockholders whose shares are held in “street name” by a broker and who have instructed the broker to vote the shares must follow the directions received from the broker as to how to change their vote. Stockholders whose shares are held in “street name” by a broker and who wish to vote in person at the annual meeting must first obtain a legal proxy from their broker.

The Board of Directors recommends voting FOR the election of all nominees named herein to the Board of Directors or for a substitute nominee if any of the nominees named herein becomes unable or unwilling to serve, FOR the proposal to amend the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock from 500,000,000 to 1,000,000,000, FOR the proposal to approve a one-for-one hundred (1:100) reverse stock split of our common stock, and FOR the proposal to ratify the appointment of Simontacchi & Company, LLP as the Company’s independent public accountants for the year ending March 31, 2008. Proxies properly executed and returned in a timely manner will be voted at the annual meeting in accordance with the directions specified therein. If no direction is indicated, they will be voted FOR the election of the director nominees named herein, FOR the proposal to amend the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock from 500,000,000 to 1,000,000,000, FOR the proposal to approve a one-for-one hundred (1:100) reverse stock split of our common stock, FOR the proposal to ratify the appointment of Simontacchi & Company, LLP as the Company’s independent public accountants for the year ending March 31, 2008 and, on other matters presented for a vote, in accordance with the judgment of the person acting under the proxy.

ELECTION OF DIRECTORS
(Proposal 1)

The Board of Directors of the Company currently consists of three members, one of whom is a non-employee director. The Chief Executive Officer and President of the Company as well as the Chief Operating Officer and Chief Financial Officer of the Company are both members of the Board. All directors are elected for a one-year term and hold office until the next annual meeting of stockholders following election and until their successors are duly elected and qualified. All executive officers serve at the discretion of the Board and are elected by the Board each year.

The persons named below have been designated by the Board of Directors as nominees for election as directors, for terms expiring at the 2008 Annual Meeting of Stockholders. All nominees currently serve as directors of the Company. Ages are given as of October 29, 2007.

Nicholas Cirillo, Jr., age 44, is the Chief Executive Officer, President and co-founder of Clickable Enterprises, Inc. Effective, as of the June 6, 2003 merger with ClickableOil.com, Inc., Mr. Cirillo was appointed President and Director of the Company. Prior to this, Mr. Cirillo co-founded, along with Guy Pipolo, National Retailers Group (which later became ClickableOil.com, Inc., when National Retailers Group became an Internet-based company), a New-York based discount oil company that provided purchasing, hedging and logistical services to wholesale terminal operations in both the Bronx and Westchester, marketed #4 and #6 oil to commercial customers in New York, Connecticut and Massachusetts, and offered homeowners reduced-priced oil using state-of-the-art distribution strategies. From 1987 to 1995, Mr. Cirillo was a Manager with Cibro Petroleum where his responsibilities included overseeing the hedging and purchasing strategies for over $1 billion in home heating oil. Mr. Cirillo was also employed by Bear Stearns and by a privately held petroleum trading company. He received his Bachelor of Arts in Economics from Georgetown University, and his Masters of Business Administration from Fordham University.

Guy Pipolo, age 44, is the Chief Operating Officer, Chief Financial Officer and co-founder of Clickable Enterprises, Inc. Effective, as of the June 6, 2003 merger with ClickableOil.com, Inc., Mr. Pipolo was appointed Chief Operating Officer, Chief Financial Officer and Director of the Company. Prior to this, Mr. Pipolo co-founded along with Mr. Cirillo National Retailers Group (which later became ClickableOil.com, Inc., when National Retailers Group became an Internet-based company), a New-York based discount oil company that provided purchasing, hedging and logistical services to wholesale terminal operations in both the Bronx and Westchester, marketed #4 and #6 oil to commercial customers in New York, Connecticut and Massachusetts, and offered homeowners reduced-priced oil using state-of-the-art distribution strategies. From 1988 to 1995, Mr. Pipolo was the Supply Manager with Cibro Petroleum. Mr. Pipolo earned his Bachelor of Business Administration in Finance from Iona College.

David Rodgers, age 54, is co-founder of Clickable Enterprises, Inc. Effective, as of the June 6, 2003 merger with ClickableOil.com, Inc., Mr. Rodgers was appointed Secretary and Director of the Company. He currently serves as Chief Financial Officer of Refuse Systems Corp., and Appliance Brokers Ltd Inc. Previously, he served as the Director of Information Technology and Chief Financial Officer with Burnside Coal and Oil/West Vernon Petroleum Corp., Mr. Rodgers received his Bachelor of Science in Accounting from the University of Bridgeport.

There are no family relationships among the Company’s directors and executive officers.

If you do not wish your shares to be voted for particular nominees, you may so indicate on the proxy. If, for any reason, any of the nominees shall become unavailable for election, the individuals named in the enclosed proxy may exercise their discretion to vote for any substitutes proposed by the Board of Directors, unless the Board of Directors should decide to reduce the number of directors to be elected at the annual meeting. At this time, the Board of Directors knows of no reason why any nominee might be unavailable to serve.

The Board of Directors unanimously recommends that stockholders vote FOR Proposal 1, approving the election of the above-named nominees.

AMENDMENT TO CERTIFICATE OF INCORPORATION
TO AUTHORIZE ADDITIONAL SHARES OF COMMON STOCK
(Proposal 2)

The Board of Directors has adopted, subject to stockholder approval, an amendment to our Certificate of Incorporation to increase our authorized number of shares of common stock from 500,000,000 to 1,000,000,000.

Background of Proposal

Under Delaware law, we may only issue shares of common stock to the extent such shares have been authorized for issuance under our Certificate of Incorporation. Our Certificate of Incorporation currently authorizes the issuance of up to 500,000,000 shares of common stock. However, as of October 22, 2007, approximately 481,194,033 shares of common stock were issued and outstanding. We have also issued to investors warrants to purchase up to an aggregate of 27,000,000 shares of our common stock. In addition, the outstanding $3,485,481 in principal amount of our convertible debentures and our 1,200 outstanding shares of Series A Convertible Preferred Stock, par value $.001 per share, are convertible to common stock at conversion prices that vary with the market price of the common stock. The terms of the Series A Convertible Preferred Stock, the warrants and the convertible debentures are discussed below. Based on market prices as of October 8, 2007, the convertible debentures and Series A Convertible Preferred Stock are convertible into an aggregate of 4,793,760,807 shares of common stock. Therefore we do not have sufficient authorized shares to effect such conversions should they be requested. Our failure to have sufficient authorized shares is a breach of the terms of the convertible debentures and Series A Convertible Preferred Stock.

Our Board of Directors has adopted, subject to stockholder approval, a resolution to effect a one-for-one hundred (1:100) reverse stock split (the “Reverse Split”), as described in the section entitled “Proposal No. 3: Reverse Stock Split” of this Proxy Statement). The immediate effect of the Reverse Split will be to reduce the number of presently issued and outstanding shares of our common stock from approximately 481,194,033 to approximately 4,811,940. The exercise price in effect of the outstanding warrants immediately prior to such subdivision will be proportionately reduced in connection with the Reverse Split such that the warrants will be exercisable for up to an aggregate of 2,700,000 shares of our common stock. The conversion prices of the convertible debentures and Series A Convertible Preferred Stock are based on the market price of the common stock. Although the Reverse Split may increase the market price of our common stock, no such increase can be assured or calculated. The market price of our common stock may not rise in proportion to the reduction in the number of shares outstanding as a result of the Reverse Split, nor can there be any assurances that the Reverse Split will lead to a sustained increase in the market price of our common stock. The market price of our common stock may also change as a result of other unrelated factors, including our operating performance and other factors related to our business, as well as general market conditions. To ensure sufficient authorized shares will be available to effect such conversions we have conservatively assumed that the Reverse Split will result in a market price increase by a multiple of ten. Based on this assumption, the convertible debentures and Series A Convertible Preferred Stock would be convertible into approximately 500,000,000 shares of our common stock.

In order to provide sufficient shares to effect conversions, to allow for market fluctuations that may affect the conversion prices and to ensure sufficient shares of common stock will be available for issuance by the Company for other potential purposes, the Board of Directors has approved, subject to stockholder approval, an amendment to our Certificate of Incorporation to increase the number of shares of such common stock authorized for issuance from 500,000,000 to 1,000,000,000.

Convertible Debentures
The Company has issued convertible debentures (“Notes”) with an outstanding principal amount of $3,485,481 which are convertible to common stock. The Notes are payable at maturity and interest is payable quarterly, provided that no interest shall be due and payable for any month in which the intra day trading price is greater than specified in each purchase agreement. The principal and accrued interest on the Notes is convertible into common stock by the holder at any time. The conversion price is a percentage of the average of the three (3) lowest trading prices during a twenty (20) day trading period ending on the trading day prior to conversion. The price will be 40%, 50% or 60% of such average price, the exact percentage as specified in each series of Notes..

Notes with an aggregate principal and accrued interest totaling $785,481 became due and payable on October 15, 2007. Per the terms of the Notes, the Company is in default and at the option of majority of the holders an event of default notice can be delivered to the Company and the notes shall become immediately due and payable. Upon receipt of such notice, Company would be required to pay such holders an amount of 140% or 130% (as specified in each Note) of the principal and accrued and unpaid interest. The holders of the Notes have not delivered a default notice to the Company.

Warrants
The Company has issued to investors warrants to purchase up to an aggregate of 27,000,000 shares of our common stock. The warrants are convertible into common stock at an exercise price as stated in each agreement. The warrants are exercisable at any time from the agreement date for the number of years specified in the agreement, which is between 5 and 7 years. Warrant exercise prices range from $,002 per share to $.15 per share, and are subject to anti-dilution adjustments.

Series A Convertible Preferred Stock
The Company has issued and outstanding 1,200 shares of Series A Convertible Preferred Stock which is convertible into common stock as of October 15, 2007. Each share of Series A Preferred Stock is convertible into common shares at the Conversion Price generally set at 85% of the average of the lowest three Average Daily Prices, as defined the Certificate of Designation, for the Company’s common stock during the 20-day trading period prior to the date of a conversion notice.

On October 14, 2007, each share of the Series A Preferred Stock then issued and outstanding automatically would have been converted into shares of Common Stock at the then effective Conversion Price, subject to the above-mentioned limitations on conversion and if (a) all of the shares of Common Stock issued upon conversion of the Preferred Stock were (i) authorized and reserved for issuance, (ii) registered for resale under the Securities Act of 1933, as amended (the "Securities Act"), by the holders of the Preferred Stock (or may otherwise be resold publicly without restriction), and (iii) eligible to be traded on the Over-The-Counter Bulletin Board (the "OTCBB"), the Nasdaq National Stock Market, Inc. ("Nasdaq"), the Nasdaq SmallCap Market, the New York Stock Exchange or the American Stock Exchange, and (b) there was not then a continuing Mandatory Redemption Event (as hereafter defined). On October 14, 2007 the Company did not meet any of the requirements for automatic conversion, therefore the Series A Preferred Stock did not automatically convert.

The Series A Preferred Stock is subject to mandatory redemption if the Company fails to issue shares of common stock to holders of the Series A Preferred Stock upon exercise of conversion rights, or the common stock of the Company fails, after having been initially listed, to remain listed on the Over-the-Counter Bulletin Board, NASDAQ National Market, NASDAQ Small Cap Market, New York Stock Exchange or American Stock Exchange, for any reason within the control of the Company. The Company is no longer listed on the Over-the-Counter Bulletin Board therefore Mandatory Redemption Provisions are in effect and at the option of the holders of at least 50% of the then outstanding shares of Series A Preferred Stock exercisable by delivery of written notice to the Company of such Mandatory Redemption Event, the then outstanding shares of Series A Preferred Stock shall become immediately redeemable. The Company has not received any redemption notice.

If at any time a holder of shares of Series A Preferred Stock or the holder of a Note submits a Notice of Conversion, and the Company does not have sufficient authorized but unissued shares of Common Stock available to effect such conversion, the Company shall issue to the holder all of the shares of Common Stock which are available to effect such conversion and the Company shall pay to the holder a conversion default payment based on the number of unissued shares and the number of days that such shares are unable to be issued. The accrued conversion default payment for each calendar month shall be paid in cash or shall be convertible into Common Stock at the applicable Conversion Price, at the holder's option. The Company has not been requested to issue any shares of Common Stock to effect a conversion of Preferred Stock, and therefore has not paid any default payments.

Purpose and Effect of the Amendment

The principal purpose of the proposed amendment to our Certificate of Incorporation is to authorize additional shares of common stock for issuance upon the potential conversion of convertible debentures and Series A Convertible Preferred Stock. Another purpose is to authorize shares which will be available in the event the Board of Directors determines that it is necessary or appropriate to permit future stock splits in the form of stock dividends, to raise additional capital through the sale of equity securities, to acquire another company or its assets, to establish strategic relationships with corporate partners, to provide equity incentives to employees and officers or for other corporate purposes. The availability of additional shares of common stock is particularly important in the event that the Board of Directors needs to undertake any of the foregoing actions on an expedited basis and thus to avoid the time and expense of seeking stockholder approval in connection with the contemplated issuance of common stock. If the amendment is approved by the stockholders, the Board does not intend to solicit further stockholder approval prior to the issuance of any additional shares of common stock, except as may be required by applicable law.

The increase in authorized common stock will not have any immediate effect on the rights of existing stockholders. However, the Board will have the authority to issue authorized common stock without requiring future stockholder approval of such issuances, except as may be required by applicable law. To the extent that additional authorized shares are issued in the future, they may decrease the existing stockholders’ percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing stockholders.

In addition, the increase in authorized common stock will allow the outstanding warrants, convertible debentures and Series A Convertible Stock to be converted into shares of our common stock. Generally, if all of the outstanding convertible securities were converted into shares of common stock, the shares of common stock currently outstanding would be about 10% of the total issued and outstanding shares, thus the conversion would result in significant economic and voting dilution. To the extent that the current officers and directors may be considered in control of the Company, upon conversion of all outstanding convertible securities to common stock, their ownership interests would be significantly diluted. However, the current officers and directors currently hold only about 17.5% of the outstanding common stock of the Company, and thus may not be deemed in control of the Company. Therefore dilution of their interests may not necessarily constitute a change in control. The convertible debentures and convertible preferred stock are each subject to a provision that limits the holder’s right to convert the notes and preferred stock so that no conversion shall result in the beneficial ownership of such holder and its affiliates being more than 4.99% of the outstanding shares of common stock of the Company. Therefore it is unlikely that a holder of convertible debentures would obtain a controlling interest in the Company. The five holders would be able to accumulate up to 25% of the common stock in the aggregate, so that, if they did so acting together as a group, could be deemed to gain control of the Company.

The following information sets forth the outstanding principal amount of each series of Notes. The following entities are the owners of each series, although not every entity owns a note in each series:

AJW Qualified Partners, LLC
New Millennium Capital Partners II, LLC
AJW Offshore, Ltd.

Issuance Date	Outstanding Amount	Due Date
6/6/03	$285,481	10/15/07
11/3/03	$300,000	10/15/07
1/16/04	$200,000	10/15/07
6/30/05	$650,000	6/29/2008
11/15/05	$250,000	11/14/2008
3/22/06	$1,000,000	3/21/2009
5/31/07	$800,000	5/31/2010

Total	$3,485,481

The holders of common stock have no preemptive rights and the Board of Directors has no plans to grant such rights with respect to any such shares.

The increase in the authorized number of shares of common stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Company without further action by the stockholders. Shares of authorized and unissued common stock could, within the limits imposed by applicable law, be issued in one or more transactions which would make a change in control of the Company more difficult, and therefore less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of common stock and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company.

The Board of Directors is not currently aware of any attempt to take over or acquire the Company. While it may be deemed to have potential anti-takeover effects, the proposed amendment to increase the authorized common stock is not prompted by any specific effort or takeover threat currently perceived by management.

The proposed amendment to our Certificate of Incorporation appears as Appendix A to this proxy statement. The additional shares of common stock to be authorized pursuant to the proposed amendment will be of the same class of common stock as is currently authorized under the our Certificate of Incorporation. We do not have any current intentions, plans, arrangements, commitments or understandings to issue any shares of our capital stock except in connection with conversions of the convertible debentures Series A Convertible Preferred Stock, and pursuant to our existing equity compensation plans. If approved, this proposal will become effective upon the filing of a Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware containing substantially this amendment, which we would do promptly after the annual meeting.

The Board of Directors unanimously recommends that stockholders vote FOR Proposal 2, approving the Amendment to the Certificate of Incorporation authorizing additional shares of common stock.

REVERSE STOCK SPLIT
(Proposal 3)

Our Board of Directors has adopted, subject to stockholder approval, a resolution to effect a one-for-one hundred (1:100) reverse stock split (the “Reverse Split”) of our common stock. The Board believes that the Reverse Split is in the Company’s best interests, principally because it may increase the trading price of our common stock. An increase in the price of our common stock may, in turn, generate greater investor interest in our common stock, thereby enhancing the marketability of our common stock to the financial community. In addition, the resulting reduction in the number of issued and outstanding shares of common stock will provide us with additional authorized but unissued shares which could be utilized for future acquisitions or mergers or to otherwise carry out our business objectives. Presently our common stock is quoted on Pink Sheets.

The immediate effect of the Reverse Split will be to reduce the number of presently issued and outstanding shares of our common stock from approximately 481,194,033 to approximately 4,811,940. Although the Reverse Split may increase the market price of our common stock, no such increase can be assured or calculated. The market price of our common stock may not rise in proportion to the reduction in the number of shares outstanding as a result of the Reverse Split, nor can there be any assurances that the Reverse Split will lead to a sustained increase in the market price of our common stock. The market price of our common stock may also change as a result of other unrelated factors, including our operating performance and other factors related to our business ,as well as general market conditions.

The exercise price in effect of the outstanding warrants immediately prior to the Reverse Split will be proportionately reduced in connection with the Reverse Split such that the warrants will be exercisable for up to an aggregate of 2,700,000 shares of our common stock. The conversion prices of the convertible debentures and Series A Convertible Preferred Stock are based on the market price of the common stock and therefore will not be directly adjusted as a result of the Reverse Split. Although the Reverse Split may increase the market price of our common stock, no such increase can be assured or calculated. The terms of the convertible debentures and the Series A Convertible Preferred Stock contain provisions that allow for equitable adjustment to the conversion price in connection with the Reverse Split if necessary.

Another potential benefit of the Reverse Split will be a substantial reduction in the transaction costs associated with trading in our common stock. In most cases, trading costs include both brokers trading commissions and the indirect cost of dealer markup - that is , the difference between the buying and selling prices of dealers in a given stock (the “bid-ask spread”).Further, our Board of Directors and the majority stockholders believe that a reduction in the number of shares of our outstanding common stock, without any corresponding material alteration in our economic condition or the relative interests of our stockholders, could enhance the public and institutional perception of our common stock and thus generate investor interest.

The Reverse Split will affect all of the holders of our common stock uniformly and will not affect and stockholder’s percentage interest in the Company or proportionate voting power, except for changes that will result from the rounding up of fractional shares (discussed below).

No fractional shares will be issued in connection with the Reverse Split. Stockholders who would otherwise be entitled to receive fractional shares because they hold a number of shares of our common stock that is not evenly divisible by 100 will have the number of new shares to which they are entitled rounded to the nearest whole number of shares. No stockholders will receive cash in lieu of fractional shares.

Although the increased proportion of unissued authorized shares of our common stock to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of our Board of Directors or contemplating a tender offer or other transaction for the combination of Clickable with another company), the Reverse Split was not authorized in response to any effort of which we are aware to accumulate our shares of common stock or to obtain control of the Company.

Because the Reverse Split reduces the number of shares of our common stock issued and outstanding but does not simultaneously reduce the number of shares authorized for issuance (rather, we intend to significantly increase the total authorized common stock available for issuance from 500,000,000 to 1,000,000,000 shares, as described in the section entitled “Proposal No. 2: Amendment to the Certificate of Incorporation To Authorize Additional Shares of Common Stock” of this Proxy Statement), the number of shares available for issuance is significantly increased. This increase in the number of shares available for issuance would have the effect of rendering more difficult, or discouraging, a change in the composition of our Board of Directors, a tender offer or proxy contest, the assumption of control by a holder of a larger block of our securities and/or the removal of incumbent management.

Additionally such transactions, as well as changes of control or removal of management, could be more difficult even if favorable to the interests of our stockholders. For example, management could use additional shares to resist or frustrate a third-party transaction providing an above-market premium even if such a transaction is favored by a majority of our independent stockholders. Because our Board of Directors has the power to authorize the corporate issuance of our common stock and to designate preferred stock rights and powers, including voting rights, and to authorize the subsequent issuance of such preferred stock, a reverse stock split can also have the effect of limiting stockholder participation in certain transactions such as mergers or tender offers. Management currently has no plans or proposals to adopt other provisions or enter into other such arrangements that may have anti-takeover consequences.

We cannot predict whether the Reverse Split will increase the market price for our common stock. There can be no assurance that:

●	the market price per share of our common stock after the Reverse Split will rise in proportion to the reduction in the number of shares of our common stock before the Reverse Split;

●	the Reverse Split will not adversely impact the market price of our common stock as a result of negative investor opinion; or

●	the Reverse Split will result in a per share price that will attract brokers and investors who do not trade in lower priced shares.

Federal Income Tax Consequences

The following summary of material federal income tax consequences of the Reverse Split does not purport to be a complete discussion of all of the possible federal income tax consequences. Further, it does not address any state, local, foreign or other income tax consequences, nor does it address the tax consequences to stockholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. This summary is based on the United States federal income tax laws as of the date of this Consent Statement. Such laws are subject to change retroactively as well as prospectively. This summary also assumes that the shares of our common stock are held as “capital assets,” as defined in the Internal Revenue Code of 1986, as amended. The tax treatment of a stockholder may vary depending on the facts and circumstances of such stockholder.

YOU ARE URGED TO CONSULT WITH YOUR TAX ADVISOR WITH RESPECT TO THE TAX CONSEQUENCES OF THE REVERSE SPLIT.

No gain or loss will be recognized by a stockholder as a result of the Reverse Split. The aggregate tax basis of the shares received in the Reverse Split will be the same as the stockholder’s aggregate tax basis in the shares exchanged. The stockholder’s holding period for the shares received in the Reverse Split will include the period during which the stockholder held the shares surrendered as a result of the Reverse Split. The Company’s views regarding the tax consequences of the Reverse Split are not binding upon the Internal Revenue Service or the courts, and there is no assurance that the Internal Revenue Service or the courts would express the positions expressed above. The state and local tax consequences of the Reverse Split may vary significantly as to each stockholder, depending on the state in which such stockholder resides.

If the Reverse Split is approved, we will notify the National Association of Securities Dealers, requesting that the split be made effective on the date of such approval. The Reverse Split will take place without any further action on the part of the holders of our capital stock and without regard to current certificates representing shares of our capital stock being physically surrendered for certificates representing the number of shares of our capital stock that each stockholder is entitled to receive as a result of the Reverse Split.

The Board of Directors unanimously recommends that stockholders vote FOR Proposal 3, approving the one-for-one hundred (1:100) reverse stock split of our common stock.

PROPOSAL TO RATIFY THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
(Proposal 4)

The Board of Directors has selected Simontacchi & Company, LLP (“Simontacchi”) as the independent registered public accountants to examine the financial statements of the Company and its subsidiaries for the year ending March 31, 2008, and is presenting the matter to the stockholders of the Company for ratification at the annual meeting of the stockholders. Simontacchi provided such services for the Company since its engagement on November 7, 2005. As previously reported on our Current Report on Form 8-K filed with the SEC on November 17, 2005 and on our Current Report on Form 8-K/A filed with the SEC on January 26, 2006, we dismissed Weinberg & Company, P.A. as the auditor for the Company on November 8, 2005.

A representative of Simontacchi is expected to be present at the annual meeting for the purpose of making a statement, should he so desire, and to respond to appropriate questions.

Although ratification is not required, the Board of Directors is submitting the appointment of Simontacchi to the Company’s stockholders for ratification as a matter of good corporate practice. Even if the appointment is ratified, the Board in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Also, if the stockholders should not ratify the appointment of Simontacchi, the Board of Directors will investigate the reasons for rejection by the stockholders and will reconsider the appointment.

The Board of Directors unanimously recommends that stockholders vote FOR Proposal 4, approving the ratification of the appointment of Simontacchi as the Company’s independent accountants for the year ending March 31, 2008.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
AND OTHER CORPORATE GOVERNANCE MATTERS

The business affairs of the Company are managed under the direction of the Board of Directors. During the fiscal year ended March 31, 2007, the Company’s Board of Directors held no meetings and took action by unanimous written consent in lieu of meetings three times. In the fiscal year ended March 31, 2007, no incumbent director attended fewer than 75% of the total number of Board meetings during the period for which he served as a director. [Confirm]

The Board of Directors does not have any standing committees. The Company believes that separate committees are unnecessary because the Board is relatively small, has experienced limited turnover and has the time to perform the all of the functions for which the Board is responsible. The Company’s common stock is currently quoted on Pink Sheets. The Pink Sheets does not have any listing requirements mandating the establishment of any particular committees.

Director Independence

During the fiscal year ended March 31, 2007, none of our directors was “independent” under the relevant Marketplace Rules of The NASDAQ Stock Market LLC. Nor did any director satisfy the independence requirements for Audit Committee as established by the SEC or The NASDAQ Stock Market LLC.

Audit Committee Function

The Company does not have a separately-designated standing audit committee. The entire Board of Directors performs the functions of an audit committee, in accordance with Section 3(a)(58)(B) of the Securities Exchange Act of 1934, as amended, but no written charter governs the actions of the Board when performing the functions that would generally be performed by an audit committee. The Board of Directors has determined that no member of the Board of Directors qualifies as an audit committee financial expert (as defined in Item 407(d)(5) of Regulation S-B).

The Board approves the selection of our independent accountants and meets and interacts with the independent accountants to discuss issues relating to financial reporting. In addition, the Board reviews the scope and results of the audit with the independent accountants, reviews with management and the independent accountants our annual operating results, considers the adequacy of our internal accounting procedures and considers other auditing and accounting matters, including fees to be paid to the independent auditor and the performance of the independent auditor.

Audit Committee Report

For the fiscal year ended March 31, 2007, the Board (i) reviewed and discussed the audited financial statements with management, (ii) has discussed with the Company’s independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as modified or supplemented.,(iii) has received the written disclosures and the letter from the Company’s independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as modified or supplemented, and (iv) has discussed with the Company’s independent auditors that firm’s independence. Based upon the Board’s review and discussion of the matters above, the Board has recommended that the audited financial statements for the year ended March 31, 2007 to be included in the Annual Report on Form 10-KSB and filed with the Securities and Exchange Commission (the “SEC”).

Nicholas Cirillo, Jr.
Guy Pipolo
David Rodgers

Compensation Committee Function

The Company does not have a separately-designated standing compensation committee. The entire Board of Directors performs the functions of a compensation committee, but no written charter governs the actions of the Board when performing the functions that would generally be performed by a compensation committee. In this capacity, the Board is responsible for determining executive compensation, including base salaries, bonuses and awards of restricted stock and other forms of incentive compensation.

The Company’s compensation policies are intended to attract and retain people necessary to grow the business on a long-term basis, to encourage the creation and appreciation of stockholder value by providing incentives to employees to act as stockholders accountable for their own actions and the overall success of the Company, to link compensation levels to business results and to maintain an appropriate balance between base salary and short-and long-term compensation.

In determining the compensation of the Company’s Chief Executive Officer and President as well as its Chief Operating Officer and Chief Financial Officer, factors taken into account include the Company’s performance under business conditions prevailing in the Company’s lines of business, contributions made by, or expected to be made by, the specific executive officer, the business area for which such officer is responsible and the compensation for other executives having similar background and experience.

The basic element of each executive officer’s 2007 compensation was salary . The Board believes that the current level of salary compensation for the Company’s executive officers is fair compared to the salary compensation awarded to executive officers of companies of a similar size with publicly-traded stock that are in similar markets. No restricted stock awards were granted to the executive officers of the Company in 2007, as they had been in 2006. In 2006, stock grants were made based on the Company's 2006 operating performance, the historically relatively low salaries of each executive officer and Company’s failure to pay bonuses to either of the executive officers. The 2006 bonus was based ion the Board’s determination that the officer’s compensation had been below market for 2006 and the prior years. As this historical issue was addressed in 2006, it was not necessary to make additional stock grants in 2007. The Board may make stock grants an element of compensation in 2008 and later years based upon its evaluation of market rates of compensation and the Company’s performance.

In April 2007, the Company entered into employment agreements with each of Mr. Pipolo and Mr. Cirillo providing for base salaries of $125,000. The Board determined, based upon its own knowledge of similarly situated companies, that this amount was not in excess of market salaries In addition, pursuant to an amendment to these employment agreements, each of Mr. Pipolo and Mr. Cirillo has agrees to provide assistance in the Company’s through the use of their personal credit to secure vendor financing and other short term financing. This assistance will be compensated in the form of issuance of 1,500,000 shares of common stock and warrants to purchase an aggregate of 3,000,000 shares of common stock, to be issued on the anniversary date of the agreement, April 1, 2008.

Although the Board has no current plans for equity awards other than as compensation for the officers’ financing assistance, it remains the Board’s goal to continue to utilize forms of compensation for the Company’s executive officers that favor long-term incentives so that such executives may benefit from any increase in the total enterprise value of the organization.

Nomination of Directors

The Company has no standing nominating committee or written policies, procedures or charter governing the nomination of director candidates except as discussed below. The Board of Directors believes that it does not need a separate nominating committee because the full Board is relatively small, has experienced limited turnover and has the time to perform the function of selecting Board nominees. Each member of the Board of Directors participates in the consideration of director nominees.

The Board of Directors identifies nominees for director by seeking suggestions as to potential candidates from the current directors. The Chairman of the Board presents any candidate suggested by a director or a stockholder for formal consideration and evaluation by the Board. The Board of Directors evaluates each nominee on a case-by-case basis and takes into account all factors it considers appropriate, including the independence, experience and judgment of the nominee. The Board of Directors believes the members of the Board should have the following attributes: business judgment, management experience, accounting and financial acumen, industry and technology knowledge, leadership ability, strategic vision and willingness to devote sufficient time to attend meetings and participate effectively on the Board of Directors.

The Board of Directors will consider stockholders’ recommendations for nominees for election to the Board of Directors. Generally such nominations must be submitted in writing to the Secretary of the Company at the Company’s principal offices located Two Madison Avenue, Larchmont, New York 10538 at least 90 days before the anniversary date of the immediately preceding annual meeting. The Secretary will then submit such information to the Board of Directors for review and consideration. The process for determining whether to nominate a director candidate put forth by a stockholder is the same as that used for reviewing candidates developed internally. The deadline for submitting stockholder recommendations for nominees does not affect the deadline for submitting stockholder proposals for inclusion in the proxy statement, nor does it apply to questions a stockholder may wish to ask at the meeting.

To date, the Company has not engaged any professional consultants or search firm to assist in the process of identifying and evaluating potential nominees for the position of director of the Company. Accordingly, no fees have been paid to any consultants or search firms in the past year.

Stockholder Communications with the Board of Directors

Any stockholder may communicate in writing by mail at any time with the whole Board or any individual director (addressed to “Board of Directors” or to a named director) c/o Clickable Enterprises, Inc., Two Madison Avenue, Larchmont, New York 10538. All communications will be promptly relayed to the appropriate directors. The Company’s Secretary will coordinate responses, if any.

Director Attendance at Company Annual Meetings

It is the Company’s expectation that all members of the Board of Directors attend the Annual Meeting of Stockholders. The Company did not hold an Annual Meeting of Stockholders in 2006.

Code of Ethics

On July 11, 2005, the Board of Directors adopted a written Code of Ethics designed to deter wrongdoing and promote honest and ethical conduct, full, fair and accurate disclosure, compliance with laws, prompt internal reporting and accountability to adherence to the Code of Ethics. A copy of this Code of Ethics is filed as an Exhibit to our Annual Report on Form 10-KSB, filed with the SEC on July 14, 2005.

EXECUTIVE AND DIRECTOR COMPENSATION

Executive Officers

Information concerning Nicholas Cirillo, Jr., the Company’s Chief Executive Officer and President, and Guy Pipolo, the Company’s Chief Operating Officer and Chief Financial Officer, is included above in the biographical summaries of the nominees for director. The Company has no other executive officers or significant employees other than the above-named executive officers.

Summary Compensation of Executive Officers

The table below sets forth information concerning compensation paid to Mr. Cirillo and Mr. Pipolo in the fiscal year ended March 31, 2007. The Company had no executive officers or significant employees other than Mr. Cirillo and Mr. Pipolo in fiscal 2007. As set forth below, our compensation program for our executive officers consists of base salary and periodic restricted stock grants.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compen-sation ($)	Nonqualified Deferred Compensa-tion Earnings ($)	All Other Compensa-tion ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Nicholas Cirillo, Jr. Chief Executive Officer, President and Director	2007	$91,346	-	-	-	-	-	-	$91,346
Guy Pipolo Chief Financial Officer, Chief Operating Officer and Director	2007	$91,346	-	-	-	-	-	-	$91,346

Employment Agreements

During the fiscal year ended March 31, 2007, none of the Company’s current executive officers had an employment or severance agreement with the Company and each executive officer’s employment could be terminated at any time at the discretion of the Board of Directors. Compensation was determined by the Board’s view of market conditions and the Company’s financial position.

On April 1, 2007, the Company entered into employment agreements with its Chief Executive Officer and Chief Operating Officer. Each executive is entitled to a base salary of $125,000 per annum which shall be reviewed after the first anniversary of the agreement in accordance with the policies of the Company or by the resolution of the Board of Directors. The agreements will terminate on the earliest of (1) the third anniversary of the employment agreement or the ending date of any extension of the employment agreement or (2) the date of termination of executive’s employment pursuant to the early termination provisions of the agreement. Each of the executives is bound by a non-compete provision contained in the employment agreements.

The employment agreements require each officer to devote at least 80% percent of his time, skill and attention to the business and affairs of the Company, and in furtherance of the business and affairs of the Company, but do not required them to devote full-time to their activities on behalf of the Company.

Each employment agreement also includes an amendment whereby the executive officer agrees to provide assistance and support to the Company by providing short term capital funding and vendor support by use of personal credit and signature to secure financing. This assistance will be compensated in the form of issuance of 1,500,000 shares of common stock and warrants to purchase an aggregate of 3,000,000 shares of common stock, to be issued on the anniversary date of the agreement. Such compensation may be reviewed and revised in a manner consistent with the employment agreement.

Equity Awards in Fiscal 2007

During our fiscal year ended March 31, 2007, our Board of Directors did not approve any stock option or stock awards to our executive officers.

On February 2, 2006, each of Messrs. Cirillo and Pipolo received an awarded of 15,000,0000 restricted shares of the Company’s common stock. These awards were made pursuant to the Company’s 2006 Stock Plan and vested in full immediately upon the date of grant. No dividends will be paid on such restricted stock.

The termination provisions of Mr. Pipolo’s and Mr. Cirillo’s employment agreements with us dated April 1, 2007 are identical. In either case, if an executive officer’s employment is terminated for any reason whatsoever (except by us with cause), the executive officer will be entitled to receive a lump sum payment of an amount equal to five times his base salary in effect at the time of his termination. Such payment must be made by the Company within 15 days after the date of termination.

Director Compensation

Generally, we have not historically compensated our directors for their service on our Board of Directors. In fiscal year 2006, we granted Mr. Rodgers 1,000,000 shares of common stock, but have no current plans to provide any such compensation on a regular, periodic basis.

Mr. Cirillo, our Chief Executive Officer and President, and Mr. Pipolo, our Chief Financial Officer and Chief Operating Officer, received compensation in fiscal 2007 as employees of the Company as described in the Summary Compensation Table above.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table contains information about the beneficial ownership of our common stock as of June 15, 2005 for:

•	each person who beneficially owns more than five percent of the common stock;

•	each of our executive officers and directors; and

•	all directors and executive officers as a group.

Unless otherwise indicated, the address for each person or entity named below is c/o Clickable Enterprises, Inc., Two Madison Avenue, Larchmont, New York 10538.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table below have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. The percentage of beneficial ownership is based on [481,194,033] shares of common stock outstanding as of October ___, 2007. [Update Table]

	Common Stock Beneficially Owned(2)
Name and Address	Number	Percent

Nicholas Cirillo, Jr. (1)	32,670,532	6.8%
Guy Pipolo (1)	32,670,532	6.8%
David Rodgers (1)	18,670,531	3.9%

All Executive Officers and Directors as a Group	84,011,595	17.5%

(1)  Some shares are beneficially owned by (a) DGN Holdings, LLC, a New York limited liability company in which Messrs. Cirillo, Pipolo and Rodgers each owns a 33.33% interest, (b) NexGen Energy, LLC, a New York limited liability company in which Messrs. Cirillo, Pipolo and Rodgers each owns a 33.33% interest and (c) (c) NRG Heat and Power, LLC, a New York limited liability company in which Messrs. Cirillo and Pipolo each owns a 50% interest.
(2) In general Common Stock which is issuable upon the exercise of a stock option which is presently exercisable or which becomes exercisable within sixty days is considered outstanding for the purpose of computing the percentage ownership (x) of persons holding such options, and (y) of officers and directors as a group with respect to all options held by officers and directors; however, none of the named Officers and Directors own any options or warrants.

Change of Control

There are no arrangements known to us the operation of which may result in a change of control of the Company. If the current holders of our convertible debt, warrants and convertible preferred stock were to exercise all conversion rights and hold such shares, such holders collectively could control the Company. There are currently, however, provisions in the documents relating to such securities prohibiting any of these holders from beneficially owning greater than 4.99% of our common stock.

TRANSACTIONS WITH RELATED PERSONS

During the past two fiscal years, there have been no transactions between us and any officer, director, nominee for election as director, or any shareholder owning greater than five percent (5%) of our outstanding shares, nor any member of the above referenced individuals' immediate family, except as follows:

During the year ended March 31, 2007, the Company's due from (due to) related parties for oil purchases and non-interest bearing cash advances to/from NRG Heat & Power, LLC (“NRG”), NexGen Energy, LLC (“NexGen”) and Flaw, Inc. (“Flaw”), oil companies that are owned and managed by Messrs. Cirillo and Pipolo, officers of the Company, changed by $52,366. As of March 31, 2007, the non-interest bearing obligation of $68,331 from NRG, NexGen and Flaw is included in due from related parties in current assets. During the years ended March 31, 2007 and 2006, the Company purchased oil for resale from NRG and Flaw in the amount of $519,782 and $186,379, respectively. In addition, during the years ended March 31, 2007 and 2006, the company paid NRG, NexGen and Flaw $441,842 and $201,506, respectively, for trucking to pick up and deliver fuel.

During the years ended March 31, 2007 and 2006, the Company had fuel sales of $133,410 and $54,786, respectively, to NRG and Flaw.

From time to time, Mr. Cirillo and Mr. Pipolo have guaranteed or provided other credit enhancements for our obligations to vendors and lending sources. In 2007, each of Mr. Pipolo and Mr., Cirillo agreed to provide assistance and support to the Company by providing short term capital funding and vendor support by use of their personal credit and signature to secure financing. This assistance will be compensated in the form of issuance of 1,500,000 shares of common stock and warrants to purchase an aggregate of 3,000,000 shares of common stock, to be issued on the anniversary date of the agreement, April 1, 2008. As of October 10, 2007, our two officers together had guaranteed or otherwise secured $129,856 in vendor credit and $150,000 in line of credit availability. There was no outstanding balance on the line of credit as of October 10, 2007.

The above-referenced transactions with our affiliates were made on terms that are no less favorable to us than those generally available from unaffiliated third parties.

COMPANY’S INDEPENDENT PUBLIC ACCOUNTANTS

Changes in Independent Public Accountants

On November 8, 2005, we dismissed Weinberg & Company, P.A. (“Weinberg”) as our independent public accountants. Effective November 7, 2005, we engaged Simontacchi & Company, LLP (“Simontacchi”) to serve as the independent public accountants to audit our financial statements for the fiscal year ending March 31, 2006.

Weinberg's reports on our financial statements for the fiscal years ended March 31, 2004 and March 31, 2005 did not contain an adverse opinion or a disclaimer of opinion, and were not modified as to uncertainty, audit scope or accounting principles, except that Weinberg's report on our financial statements for the fiscal years ended March 31, 2004 and March 31, 2005 did contain an explanatory paragraph regarding its substantial doubt as to our ability to continue as a going concern, and the lack of any adjustments to the financial statements that might result from that circumstance.

During our two fiscal years ended March 31, 2004 and March 31, 2005 and the interim period through November 8, 2005, we had no disagreements with Weinberg on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Weinberg's satisfaction, would have caused Weinberg to make reference to the subject matter of the disagreement in connection with its report. During the two fiscal year ended March 31, 2004 and March 31, 2005 , and the interim period through November 8, 2005, Weinberg did not advise us of any of the matters specified in Item 304(a)(1)(B) of Regulation S-B.

During the fiscal years ended March 31, 2004 and March 31, 2005 , and the interim period through November 8, 2005, we had no consultations with Simontacchi concerning: (a) the application of accounting principles to a specific transaction or the type of opinion that might be rendered on our financial statements as to which we received oral advice that was an important factor in reaching a decision on any accounting, auditing or financial reporting issue; or (b) any disagreements, as defined in Item 304(a)(1)(iv) of Regulation S-B.

The appointment of Simontacchi as independent public accountants replacing Weinberg was approved by our Board of Directors.

Fees Paid to Auditors

Weinberg served as our independent auditors through November 8, 2005. Simontacchi served as our independent auditors for the balance of the fiscal year ended March 31, 2006 and for the entire fiscal year ended March 31, 2007. We have been billed fees set forth below in connection with services rendered by the independent auditors to us:

Fee Category	Fiscal 2007	Fiscal 2006
Audit Fees (1)	$47,702(5)	$33,625(5)
Audit-Related Fees (2)	$0	$0
Tax Fees (3)	$0	$0
All Other Fees (4)	$0	$0
TOTAL	$47,702	$33,625

(1) Audit fees consisted of fees for the audit of our annual financial statements and review of quarterly financial statements as well as services normally provided in connection with statutory and regulatory filings or engagements, comfort letters, consents and assistance with and review of our documents filed with the SEC.

(2) Audit-related fees consisted of fees for assurance and related services, including primarily employee benefit plan audits, due diligence related to acquisitions, accounting consultations in connection with acquisitions, consultation concerning financial accounting and reporting standards and consultation concerning matters related to Section 404 of the Sarbanes Oxley Act of 2002.

(3) Tax fees consisted primarily of fees for tax compliance, tax advice and tax planning services.

(4) Other fees consisted of prior auditors consents in conjunction with 1933 Act filings.

(5) Simontacchi, the Company’s present principal accountant, billed $36,202 in the fiscal year ended March 31, 2007 and $14,750 in the fiscal year ended March 31, 2006. Weinberg, the Company’s former principal accountant, billed $11,500 in the fiscal year ended March 31, 2007 and $18,875 in the fiscal year ended March 31, 2006.

Policy for Pre-Approval of Audit and Non-Audit Services

The Board of Directors’s policy is to pre-approve all audit services and all non-audit services that our independent auditor is permitted to perform for us under applicable federal securities regulations. As permitted by the applicable regulations, the Board’s policy utilizes a combination of specific pre-approval on a case-by-case basis of individual engagements of the independent auditor and general pre-approval of certain categories of engagements up to predetermined dollar thresholds that are reviewed annually by the Board. Specific pre-approval is mandatory for the annual financial statement audit engagement, among others.

The pre-approval policy was implemented effective in 2004. All engagements of the independent auditor to perform any audit services and non-audit services since that date have been pre-approved by the Board of Directors in accordance with the pre-approval policy. The policy has not been waived in any instance. All engagements of the independent auditor to perform any audit services and non-audit services prior to the date the pre-approval policy was implemented were approved by the Board in accordance its normal functions.

OTHER INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our officers, directors, and persons who beneficially own more than 10% of our common stock to file reports of securities ownership and changes in such ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% beneficial owners are also required by rules promulgated by the Securities and Exchange Commission to furnish us with copies of all Section 16(a) forms they file.

Based solely upon a review of the copies of such forms furnished to us, or written representations that no Form 5 filings were required, we believe that during the fiscal year ended March 31, 2007, there was compliance with all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners.

Annual Report

The Company has enclosed its Annual Report for the year ended March 31, 2007 with this proxy statement, which includes the Company’s 2007 Annual Report to the SEC on Form 10-KSB, without exhibits. Stockholders are referred to the report for financial and other information about the Company, but such report is not incorporated in this proxy statement and is not a part of the proxy soliciting material.

Stockholder Proposals for the 2008 Annual Meeting

Any proposals of stockholders intended to be presented at the 2008 Annual Meeting of Stockholders must be received by the Company, Two Madison Avenue, Larchmont, New York 10538, no later than July 1, 2008 in order to be included in the proxy materials for such meeting. It is suggested that a proponent submit any proposal by Certified Mail - Return Receipt Requested to the Secretary of the Company. Such proposals must meet the requirements set forth in the rules and regulations of the SEC in order to be eligible for inclusion in the Company’s 2008 proxy materials.

Any stockholder proposal that is not submitted for inclusion in the proxy materials for the 2008 Annual Meeting of Stockholders, but is instead sought to be presented directly at the 2007 Annual Meeting must be submitted in writing to the Secretary of the Company at the Company’s principal offices no later than September 29, 2008 and the notice must provide information as required by the Company’s Bylaws. A copy of these Bylaw requirements will be provided upon request in writing to the Secretary at the principal offices of the Company.

Other Matters

The Board does not intend to present, and does not have any reason to believe that others will present, any item of business at the Annual Meeting other than those specifically set forth in the notice of the meeting. However, if other matters are properly brought before the meeting, the persons named on the enclosed proxy will have discretionary authority to vote all proxies in accordance with their best judgment.

Solicitation of Proxies

All costs and expenses of this solicitation, including the cost of preparing and mailing this proxy statement will be borne by the Company. We have hired Georgeson Shareholder Communications, Inc. to assist us in soliciting proxies. It may do so by telephone, in person or by other electronic communications. We anticipate paying Georgeson a fee of $8,500, plus expenses, for these services. We also will reimburse brokers, nominees and fiduciaries for their costs in sending proxies and proxy materials to our shareholders so you can vote your shares. Our directors, officers and other regular employees may supplement Georgeson’s proxy solicitation efforts by contacting you by telephone or electronic communication or in person. We will not pay directors, officers or other regular employees any additional compensation for their proxy solicitation efforts.

By order of the Board of Directors,

David Rodgers
Secretary
October 29, 2007

Appendix A

CERTIFICATE OF AMENDMENT
TO
CERTIFICATE OF INCORPORATION
OF
CLICKABLE ENTERPRISES, INC.

The undersigned, being the Chief Executive Officer and President of Clickable Enterprises, Inc., a corporation existing under the laws of the State of Delaware, does hereby certify under the seal of the Corporation as follows:

1.  The Certificate of Incorporation of the Corporation, as amended, is hereby amended by replacing Article Fourth, in its entirety, with the following:

FOURTH: The Corporation is authorized to issue two classes of stock. One classof stock shall be Common Stock, par value $0.001. The second class of stock shall be Preferred Stock, par value $0.001. The Preferred Stock, or any series thereof, shall have such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as shall be expressed in the resolution or resolutions providing for the issue of such stock adopted by the Board of Directors and may be made dependent upon facts ascertainable outside such resolution or resolutions of the Board of Directors, provided that the matter in which such facts shall operate upon such designations, preferences, rights and qualifications; limitations or restrictions of such class or series of stock is clearly and expressly set forth in the resolution or resolutions providing for the issuance of such stock by the Board of Directors.

The total number of shares of stock of each class which the Corporation shall have authority to issue and the par value of each share of each class of stock are as follows:
Class	Par Value	Authorized Shares
Common	$ 0.001	1,000,000,000
Preferred	$ 0.001	10,000,000
Totals:		1,010,000,000

2. The amendment of the Certificate of Incorporation of the Corporation, as amended, herein certified has been duly adopted by the unanimous written consent of the Corporation's Board of Directors and a majority of the Corporation's stockholders in accordance with the provisions of Sections 141(f), 228 and 242 of the General Corporation Law of
the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be hereunto affixed and this Certificate of Amendment of the Corporation's Certificate of Incorporation, as amended, to be signed by Nicholas Cirillo, Jr., its Chief Executive Officer and President, this ____ day of ____________ 2007.

CLICKABLE ENTERPRISES, INC.

By:
Nicholas Cirillo, Jr.
Chief Executive Officer and President

CLICKABLE ENTERPRISES, INC.
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
NOVEMBER 28, 2007

The undersigned stockholder of Clickable Enterprises, Inc. (“Clickable”) hereby appoints Nicholas Cirillo, Jr. and Guy Pipolo, and each of them with full power of substitution, the true and lawful attorneys, agents and proxy holders of the undersigned, and hereby authorizes them to represent and vote, as specified herein, all of the shares of Common Stock of Clickable held of record by the undersigned on October 22, 2007 at the annual meeting of stockholders of Clickable to be held on November 28, 2007 (the "Annual Meeting") at 10:00 a.m. (local time), at the offices of Eckert Seamans Cherin & Mellott, 2 Liberty Place, 50 S. 16th Street, 22nd Floor, Philadelphia, Pennsylvania 19102 and any adjournments or postponements thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED.
IN THE ABSENCE OF DIRECTION, THE SHARES WILL BE VOTED FOR THE PROPOSALS.

THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING OF
STOCKHOLDERS RELATING TO THE ANNUAL MEETING.

Item 1. To elect as directors, to hold office until the next meeting of stockholders and until their successors are elected, the three (3) nominees listed below:

NOMINEES: 01. Nicholas Cirillo, Jr.	02. Guy Pipolo	03. David Rogers

☐ FOR ALL NOMINEES	☐ WITHHOLD ALL NOMINEES	☐
For all nominees except as noted above

A vote FOR ALL NOMINEES is recommended by the Board of Directors.

Item 2. To approve an amendment to our Certificate of Incorporation to increase the number of authorized shares of Common Stock from 500,000,000 to 1,000,000,000.

☐ FOR	☐ AGAINST	☐ ABSTAIN

A vote FOR is recommended by the Board of Directors.

Item 3. To approve a one-for-one hundred (1:100) reverse stock split of our Common Stock.

☐ FOR	☐ AGAINST	☐ ABSTAIN

A vote FOR is recommended by the Board of Directors.

Item 4. To ratify the appointment of Simontacchi & Company, LLP as independent public accountants for Clickable for the year ending March 31, 2008.

☐ FOR	☐ AGAINST	☐ ABSTAIN

A vote FOR is recommended by the Board of Directors.

Item 5. In their discretion, on such other business as may properly come before the meeting.

NOTE: Please sign exactly as name appears here on. Joint owners should each sign. Trustees and others acting in a representative capacity should indicate the capacity in which they sign and give their full title. If a corporation, please indicate the full corporate name and have an authorized officer sign, stating title. If a partnership, please sign in partnership name by an authorized person.

Signature:

Signature:

Date:

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY WHETHER YOU PLAN TO ATTEND THE MEETING OR NOT. IF YOU DO ATTEND, YOU MAY VOTE IN PERSON IF YOU DESIRE.